Exhibit 32.1

                   CERTIFICATION OF CHIEF FINANCIAL OFFICER
                          AND CHIEF EXECUTIVE OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cascade Technologies Corp. (the "Company") on Form 10QSB for the period ended November 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Bruce Hollingshead, Chief Executive Officer and I, Christine Thomas, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                2.     the  information contained in the Periodic Report fairly
                       presents,   in  all  material  respects,  the  financial
                       condition and results of operations of the Company.


December 15, 2006                      /s/ Bruce Hollingshead
				       --------------------------------------
		                       Bruce Hollingshead, President/Director
				       Chief Executive Officer


December 15, 2006                      /s/ Christine Thomas
				       ------------------------------------
		                       Christine Thomas, Secretary/Director
                                       Chief Financial Officer